THE ADVISORS' INNER CIRCLE FUND

                     CORNERSTONE ADVISORS REAL ASSETS FUND
                                  (THE "FUND")

                         SUPPLEMENT DATED JULY 27, 2017
                               TO THE PROSPECTUS
                     DATED MARCH 1, 2017 (THE "PROSPECTUS")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

BlackRock International Limited ("BIL") now serves as an investment sub-sub-adviser of the Fund pursuant to an investment sub-sub-advisory agreement with BlackRock Financial Management, LLC, an investment sub-adviser of the Fund. Accordingly, the Prospectus is hereby amended and supplemented as follows:

1. IN THE "FUND FEES AND EXPENSES" SECTION, FOOTNOTE 1 OF THE "ANNUAL FUND OPERATING EXPENSES" TABLE IS HEREBY DELETED AND REPLACED WITH THE
     FOLLOWING:

          Management Fee has been restated to reflect current fees. The fee shown is the total management fee that would have been paid by the Fund to the Adviser and the sub-advisers during the prior fiscal year based on the current sub-advisory fees and the allocation of Fund assets among the sub-advisers during the prior fiscal year. Each sub-adviser (other than BlackRock International Limited ("BIL"), a sub-sub-adviser to the Fund) receives a fee from the Fund based on the portion of the Fund's assets allocated to such sub-adviser. BIL receives its fee from the sub-advisory fee that the Fund pays BlackRock Financial Management, LLC ("BlackRock"). Asset allocations and fees payable to the sub-advisers may vary and, consequently, the total management fee actually payable by the Fund will fluctuate and may be higher or lower than that shown above.

2. THE FOLLOWING DISCLOSURE IS HEREBY ADDED IN THE "INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS" SUMMARY SECTION:

BLACKROCK INTERNATIONAL LIMITED (SUB-SUB-ADVISER)

Christopher Allen, Managing Director, has served as a portfolio manager of the Fund since 2017.

3. THE FOLLOWING DISCLOSURE IS HEREBY ADDED AT THE END OF THE "INVESTMENT ADVISER AND PORTFOLIO MANAGERS" SECTION:

A discussion regarding the basis for the Board's approval of the investment sub-sub-advisory agreement between BlackRock and BIL with respect to the Real Assets Fund will be available in the Fund's Annual Report dated October 31, 2017, which will cover the period from November 1, 2016 to October 31, 2017.

4. THE "INFORMATION ON SUB-ADVISORY FEES AND TOTAL MANAGEMENT FEE" PARAGRAPH IN THE "INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS" SECTION IS HEREBY DELETED AND REPLACED WITH THE FOLLOWING:

     The total management fee shown in each Fund's Fee Table (in the summary section of this prospectus) is the fee actually paid, or that would have been paid, by the Fund to the Adviser and the sub-advisers during the prior fiscal year based on the current sub-advisory fees and the allocation of Fund assets among the sub-advisers during the prior fiscal year. Each sub-adviser (other than BIL, a sub-sub-adviser to the Real Assets Fund) receives a fee from the Fund based on the portion of the Fund's assets allocated to such sub-adviser. BIL receives its fee from the sub-advisory fee that the Real Assets Fund pays BlackRock. Asset allocations and fees payable to each Fund's sub-advisers may vary and, consequently, the total management fee payable will fluctuate and may be higher or lower than that shown in each Fund's Fee Table.

5. THE FOLLOWING DISCLOSURE IS HEREBY ADDED UNDER THE "REAL ASSETS FUND" HEADING IN THE "INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS" SECTION:

BLACKROCK INTERNATIONAL LIMITED ("BIL") (Sub-Sub-Adviser), Exchange Place One, 1 Semple Street, Edinburgh EH3 8BL, Scotland, is a corporation organized under the laws of Scotland that serves as investment sub-sub-adviser to the Real Assets Fund. BIL is a wholly-owned indirect subsidiary of BlackRock, Inc., a Delaware corporation which was established in 1988. As of December 31, 2016, BIL had approximately $16.5 billion in assets under management.

PORTFOLIO MANAGER:

     Christopher Allen, Managing Director and Portfolio Manager, has served as a portfolio manager of the Real Assets Fund since 2017. Mr. Allen joined BIL in 2006. Prior to joining BIL, Mr. Allen was a member of the Euro Fixed Income team at Merrill Lynch Investment Managers. Mr. Allen earned an M.A., with first class honors, in Mathematics from Oxford University in 2004.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                        THE ADVISORS' INNER CIRCLE FUND

                     CORNERSTONE ADVISORS REAL ASSETS FUND
                                  (THE "FUND")

                         SUPPLEMENT DATED JULY 27, 2017
                                     TO THE
                      STATEMENT OF ADDITIONAL INFORMATION
                        DATED MARCH 1, 2017 (THE "SAI")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

BlackRock International Limited ("BIL") now serves as an investment sub-sub-adviser of the Fund pursuant to an investment sub-sub-advisory agreement with BlackRock Financial Management, LLC, an investment sub-adviser of the Fund. Accordingly, the SAI is hereby amended and supplemented as follows:

1. "BlackRock International Limited (Sub-Sub-Adviser)" IS HEREBY ADDED (A) UNDER THE "INVESTMENT SUB-ADVISERS" HEADING ON THE COVER OF THE SAI AND (B) TO THE "REAL ASSETS FUND" ROW OF THE CHART UNDER THE "SUB-ADVISERS" HEADING IN "THE ADVISER AND SUB-ADVISERS" SECTION.

2.   THE "SUB-ADVISORY AGREEMENTS" PARAGRAPH IN "THE ADVISER AND SUB-ADVISERS"
     SECTION IS HEREBY DELETED AND REPLACED WITH THE FOLLOWING:

The provision of investment advisory services by the various sub-advisers is governed by individual investment sub-advisory agreements between the relevant Sub-Adviser and the Adviser, or the sub-sub-advisory agreement between BlackRock and BIL with respect to the Real Assets Fund ("the Sub-Advisory Agreements"). Under each Sub-Advisory Agreement, each Sub-Adviser is responsible for the day-to-day management of the assets for the Fund(s) for which it is responsible, makes investment decisions for such Fund(s) and administers the investment program of the assets of the Fund(s) that it manages, subject to the supervision of, and policies established by, the Adviser and the Board. After the initial two-year term, the continuance of each Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. A Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board.

3.   THE FOLLOWING DISCLOSURE IS HEREBY ADDED TO "THE PORTFOLIO MANAGERS"
     SECTION:

BLACKROCK INTERNATIONAL LIMITED

BlackRock International Limited ("BIL") (Sub-Sub-Adviser), Exchange Place One, 1 Semple Street, Edinburgh EH3 8BL, Scotland, is a corporation organized under the laws of Scotland that serves as investment sub-sub-adviser to the Real Assets Fund. BIL is a wholly-owned indirect subsidiary of BlackRock, Inc., a Delaware corporation which was established in 1988. As of December 31, 2016, BIL had approximately $16.5 billion in assets under management.

COMPENSATION. For its services to the Real Assets Fund, BIL receives a fee from BlackRock as set forth in the Investment Sub-Sub-Advisory Agreement between BIL and BlackRock.

     PORTFOLIO MANAGER COMPENSATION OVERVIEW. The discussion below describes the portfolio manager's compensation as of May 31, 2017.

     BIL's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BIL.

     BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their position with the firm.

DISCRETIONARY INCENTIVE COMPENSATION

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BIL, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's performance and contribution to the overall performance of these portfolios and BIL. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Real Assets Fund or other accounts managed by the portfolio managers are measured. Among other things, BIL's Chief Investment Officers make a subjective determination with respect to each portfolio manager's compensation based on the performance of the Real Assets Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to Mr. Allen, such benchmarks for the Fund and other accounts include varied Euro-based benchmarks.

     DISTRIBUTION OF DISCRETIONARY INCENTIVE COMPENSATION. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BIL investment products.

     Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

     Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year "at risk" based on BIL's ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are also generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. Mr. Allen has deferred BlackRock, Inc. stock awards.

     For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BIL investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BIL investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BIL with compensation above a specified threshold is eligible to participate in the deferred compensation program.

     OTHER COMPENSATION BENEFITS. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

     INCENTIVE SAVINGS PLANS -- United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BIL employees, including broad-based retirement, health and other employee benefit plans. For example, BIL has created a variety of incentive savings plans in which BIL employees are eligible to participate, including the BIL Retirement Savings Plan
(RSP) and the BIL Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at [British Pound] 150,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BIL contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BIL common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

OWNERSHIP OF FUND SHARES. The Fund is required to show the dollar amount range of the portfolio manager's "beneficial ownership" of shares of the Fund as of the most recently completed fiscal year end. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

--------------------------------------------------------------------------------
         NAME                              DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
Christopher Allen, CFA                                    None
--------------------------------------------------------------------------------

(1)  Valuation date is May 31, 2017.

OTHER ACCOUNTS. In addition to the Fund, the portfolio manager may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of May 31, 2017.

--------------------------------------------------------------------------------------------------------------------
                                    REGISTERED                    OTHER POOLED
                               INVESTMENT COMPANIES           INVESTMENT VEHICLES              OTHER ACCOUNTS
                             ---------------------------------------------------------------------------------------
                              NUMBER OF   TOTAL ASSETS      NUMBER OF    TOTAL ASSETS   NUMBER OF   TOTAL ASSETS
PORTFOLIO MANAGER             ACCOUNTS   (IN  MILLIONS)     ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)
--------------------------------------------------------------------------------------------------------------------
Christopher Allen, CFA           9          $7,150             17          $16,160         38(1)       $20,020
--------------------------------------------------------------------------------------------------------------------

(1) Includes 3 accounts managed with a performance-based advisory fee, representing approximately $180.2 million in assets.

PORTFOLIO MANAGER POTENTIAL MATERIAL CONFLICTS OF INTEREST

     BIL has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BIL has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BIL furnishes investment management and advisory services to numerous clients in addition to the Real Assets Fund, and BIL may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BIL, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Real Assets Fund. In addition, BIL, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BIL recommends to the Real Assets Fund. BIL, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Real Assets Fund by BIL with respect to the same securities. Moreover, BIL may refrain from rendering any advice or services concerning securities of companies of which any of BIL's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BIL or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio manager may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, Mr. Allen is not entitled to receive a portion of incentive fees of other accounts.

     As a fiduciary, BIL owes a duty of loyalty to its clients and must treat each client fairly. When BIL purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BIL attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BIL has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BIL with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.



              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.